Page 1 of 5 603390-1 Policy Type: Global Date of Last Review: October 9, 2023 Scope: All Locations Globally Effective Date of current version: October 9, 2023 Name: Recoupment Policy for Incentive Compensation Document Control Number: Global Policy 38 Purpose/Policy Statement A. O. Smith Corporation (A. O. Smith or the Company) is committed to conducting business with the highest level of ethical standards. As part of that commitment and in compliance with U.S. federal securities law and exchange listing requirements, A. O. Smith may and, in some cases must, recover certain compensation paid to covered employees in the event of (i) an accounting restatement resulting from material noncompliance with financial reporting requirements; or (ii) other detrimental conduct that has caused or is likely to cause material financial, operational, or reputational harm to the company. Within this policy, defined terms are shown in bold in their first usage. The Definitions section is at the end of the policy. Scope This policy applies to any current or former officer of the Company who is (or was at any time after the Effective Date shown above) a Covered Officer and, in the case of recoupment for detrimental conduct or following certain financial restatements, globally to all Covered Employees of A. O. Smith and our subsidiaries who receive Incentive Compensation, whether in the form of annual incentives, long-term incentives under the Combined Incentive Compensation Plan or any successor plan (the Plan), or both. Recoupment Recoupment; Accounting Restatement In the event that A. O. Smith is required to prepare an Accounting Restatement, the Company shall recover reasonably promptly the amount of Erroneously Awarded Compensation from Covered Officers in any manner permitted by applicable law. For Covered Employees who are not Covered Officers, in the event that the Company is required to prepare an Accounting Restatement, it may, in its sole discretion and upon review of the facts and circumstances underlying the Accounting Restatement, recoup the amount of all or any Erroneously Awarded Compensation.

Page 2 of 5 603390-1 Recoupment; Detrimental Conduct In the event that a Covered Employee (including a Covered Officer) engages in any conduct, or a Covered Employee has direct knowledge that another person has engaged in any conduct, that is materially adverse to the Company (Detrimental Conduct) and, in the case of a Covered Employee with direct knowledge, such Covered Employee fails to take appropriate action on the basis of such knowledge, the Company may, in its sole discretion and upon review of the facts and circumstances underlying the Detrimental Conduct, recoup the amount of all or any Incentive Compensation actually paid to the Covered Employee. Detrimental Conduct includes, but is not limited to, conduct that in the reasonable opinion of the Company: i. Warrants or could warrant the Covered Employee’s dismissal; or ii. Is a violation of the Company’s Guiding Principles, or any law, regulation or listing standard, whether or not such Detrimental Conduct results in criminal prosecution or sanctions against the Covered Employee or the Company, and whether or not the Company learns of such Detrimental Conduct before or after the Covered Employee’s termination of employment. Manner of Recovery; No Additional Payments The Company may recoup Erroneously Awarded Compensation or Incentive Compensation from Covered Employees due to an Accounting Restatement or Detrimental Conduct in any manner permitted by applicable law, including but not limited to: i. requiring the Covered Officer or Covered Employee to repay such amount; ii. offsetting such amount from any other compensation owed by the Company or any of its affiliates to the Covered Officer or Covered Employee; iii. to the extent the Erroneously Awarded Compensation or Incentive Compensation to be recouped was deferred into the Non-Qualified Deferred Compensation Plan, forfeiting such amount (as well as the earnings on such amounts) from the Covered Officer’s or Covered Employee’s balance in such plan; or iv. to the extent the Erroneously Awarded Compensation or Incentive Compensation to be recouped consists of shares of the Company’s common stock and the Covered Officer or Covered Employee still owns such shares, requiring the Covered Officer or Covered Employee to transfer such shares back to the Company. In no event will the Company be required to award a Covered Officer or a Covered Employee an additional payment if an Accounting Restatement would result in a higher incentive compensation payment.

Page 3 of 5 603390-1 Exceptions Notwithstanding anything to the contrary in this policy, recovery of Erroneously Awarded Compensation will not be required to the extent that the Personnel and Compensation Committee of the Board of Directors (the Committee) has made a determination that such recovery would be impracticable and one of the following conditions has been satisfied: i. The direct expense paid to a third party to assist in enforcing this policy would exceed the amount to be recovered; provided that, before concluding that it would be impracticable to recover any amount of Erroneously Awarded Compensation based on the expense of enforcement, the Company must make a reasonable attempt to recover such Erroneously Awarded Compensation, document such reasonable attempt(s) to recover, and provide that documentation to the national securities exchange or association on which its securities are listed; ii. Recovery would violate home country law where that law was adopted prior to November 28, 2022; provided that, before concluding that it would be impracticable to recover any amount of Erroneously Awarded Compensation based on violation of home country law, the Company must obtain an opinion of home country counsel, acceptable to the national securities exchange or association on which its securities are listed, that recovery would result in such a violation, and must provide such opinion to the exchange or association; or iii. Recovery would likely cause an otherwise tax-qualified retirement plan, under which benefits are broadly available to employees of the Company, to fail to meet the requirements of 26 U.S.C. 401(a)(13) or 26 U.S.C. 411(a) and regulations thereunder. No Limitation on Remedies Any right of recoupment under this policy is in addition to, and not in lieu of, any other remedies or rights of recoupment that may be available to the Company. No Indemnification The Company shall not indemnify any Covered Officer or Covered Employee against the loss of any Incentive Compensation that is recouped under this policy or in respect of any claims relating to the Company’s enforcement of its rights under this policy. Filing and Posting of this Policy The Company shall file all disclosures with respect to this policy in accordance with the requirements of the Federal securities laws, including disclosure required by the Securities Exchange Commission filings.

Page 4 of 5 603390-1 Definitions • Accounting Restatement means any accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. • Covered Officer means the Company’s chief executive officer; president; chief financial officer; principal financial officer; principal accounting officer, controller; any vice president of the Company in charge of a principal business unit, division, or function; any other officer who performs a significant policy-making function; or any other person who performs similar significant policy-making functions for the Company. • Covered Employee means an employee of the Company or a subsidiary of the Company who receives equity based Incentive Compensation under the Company’s Combined Incentive Compensation Plan. • Erroneously Awarded Compensation means the excess of (i) the amount of Incentive Compensation received by a person (A) after beginning service as a Covered Officer, (B) who served as a Covered Officer at any time during the performance period for that Incentive Compensation, (C) while the Company has a class of securities listed on a national securities exchange or a national securities association and (D) during the Recovery Period; over (ii) the Recalculated Compensation. For purposes of this calculation, Incentive Compensation is deemed received in the fiscal period for which the financial reporting measure specified in the award was attained, even if the payment or grant of such Incentive Compensation occurs after the end of the fiscal period. Incentive Compensation means any compensation (whether short-term or long-term) that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. A financial reporting measure is a measure that is determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measures that are derived wholly or in part from such measures, regardless of whether such measure is presented within the financial statements or included in a filing with the Securities and Exchange Commission. Each of stock price and total shareholder return is a financial reporting measure. Incentive Compensation does not include cash or equity-based awards for which the grant is not contingent upon achieving any financial reporting measure performance goal and vesting is contingent solely upon completion of a specified employment period and/or attaining one or more non-financial reporting measures, e.g., a President’s Award. • Recalculated Compensation means the amount of Incentive Compensation that otherwise would have been received had it been determined based on the restated amounts in the Accounting Restatement, computed without regard to any taxes paid. For Incentive Compensation based on stock price or total shareholder return, where the amount of the

Page 5 of 5 603390-1 Erroneously Awarded Compensation is not subject to mathematical recalculation directly from the information in an Accounting Restatement, the amount of the Recalculated Compensation must be based on a reasonable estimate of the effect of the Accounting Restatement on the stock price or total shareholder return, as the case may be, on the compensation Received. The Company must maintain documentation of the determination of that reasonable estimate and provide such documentation to the national securities exchange or association on which its securities are listed. • Recovery Period means the three completed fiscal years of the Company immediately preceding the date the Company is required to prepare an Accounting Restatement; provided that the Recovery Period shall not begin before the Effective Date. For purposes of determining the Recovery Period, the Company is considered to be “required to prepare an Accounting Restatement” on the earlier to occur of: (i) the date the Company’s Board of Directors, a committee thereof, or the Company’s authorized officers conclude, or reasonably should have concluded, that the Company is required to prepare an Accounting Restatement, or (ii) the date a court, regulator, or other legally authorized body directs the Company to prepare an Accounting Restatement. If the Company changes its fiscal year, then the transition period within or immediately following such three completed fiscal years also shall be included in the Recovery Period, provided that if the transition period between the last day of the Company’s prior fiscal year end and the first day of its new fiscal year comprises a period of nine to 12 months, then such transition period shall instead be deemed one of the three completed fiscal years and shall not extend the length of the Recovery Period. Policy Owner/Contact The Personnel and Compensation Committee of the Board of Directors (the Committee) shall administer and interpret this policy and may amend this policy from time to time, and the determinations of the Committee shall be binding on all Covered Officers and Covered Employees. Subject to any limitation of applicable law, the Committee has authorized the Company’s General Counsel and the Senior Vice President – Human Resources to take any and all actions necessary or appropriate to carry out the purpose and intent of this policy (other than with respect to any recovery under this policy involving those officers). Date of Next Review This policy is subject to review as determined by the Committee. Related Policies NOTE: THIS POLICY MAY ONLY BE REVISED IF APPROVED BY THE BOARD OF DIRECTORS OR BY THE PERSONNEL AND COMPENSATION COMMITTEE OF THE BOARD.